UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 6, 2026
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 6, 2026, Nauticus Robotics, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) and a registration rights agreement (the “Registration Rights Agreement”) with Master Investment Group (“Investor”), pursuant to which the Company agreed to issue and sell in a private offering to Investor, (1) certain shares of Series D Convertible Preferred Stock (the “Initial Preferred Shares”) of the Company, $0.0001 par value (the “Series D Preferred Stock”) for an aggregate purchase price of up to $3,000,000 and may issue additional shares of Series D Preferred Stock valued at up to $47,000,000 and (2) certain common stock purchase warrants (the “Warrants”) to purchase up to a number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), equal to 30% of the aggregate purchase price (the “Preferred Offering”). The Preferred Offering also relates to the offering of the shares of the Common Stock issuable upon the conversion of or otherwise pursuant to the terms of the Series D Preferred Stock (“Conversion Shares”) and the shares of the Common Stock issuable upon the exercise of the Warrants (“Warrant Shares”).

Pursuant to the Purchase Agreement, the Company agreed to issue the Initial Preferred Shares for an aggregate purchase price of $3,000,000 in two closings, in each case following the demonstration that Investor has made expenditures agreed by, and on behalf of, the Company in an aggregate amount equal to the applicable milestone aggregate investment amount specified in the Purchase Agreement. At each such milestone closing, the Company will issue to Investor a number of shares of Series D Preferred Stock equal to the applicable milestone aggregate investment amount invested by Investor, at a price of $1,000 per share. The Company and Investor agree that the proceeds of the Preferred Offering will be deployed to exclusively as UAE related working capital to fund and support, directly or indirectly, the establishment and operation of the Company’s business in the United Arab Emirates.

In addition, for a period of up to 3 years from the date of the Purchase Agreement (or such later date as mutually agreed to by the Company and Investor), by written notice from the Company to Investor and subject to other terms and conditions set forth in the Purchase Agreement, the Company may require the Investor to participate in one or more additional milestone closings and issue additional shares of Series D Preferred Stock to Investor up to an aggregate maximum purchase price of $47,000,000 in one or more tranches, and additional Warrants exercisable for an amount of shares of Common Stock with an aggregate initial value equal to 30% of the value of the Series D Preferred Stock to be issued at each such additional closings, subject to mutually agreed milestones, assignments, and definitive documentation, and in each case, consent of certain existing holders of securities of the Company.

The Purchase Agreement further provides for a two-year lock-up period, during which Investor shall not, without the prior written consent of the Company and certain existing holders of securities of the Company, sell, transfer, pledge or otherwise dispose of any shares of Common Stock upon conversion of the Series D Preferred Stock, nor enter into any swap or other arrangement that transfers the economic consequence of ownership of such shares.

Pursuant to the Registration Rights Agreement, the Company agreed that in the event that the Company files a registration statement with the Securities and Exchange Commission, registering the offer and sale of any shares of its Common Shares under the Securities Act, the Investor shall have the option to require the Company to include registration under the Securities Act of 1933, as amended (the “Securities Act”), of the resale by Investor of shares of Common Stock issuable upon conversion of the Series D Preferred Stock and upon the exercise of the Warrants.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties.

Warrant

The Warrants, when issued pursuant to the Purchase Agreement, are immediately exercisable upon issuance and will expire on the fifth anniversary of the original issuance date. The Warrants have an initial exercise price equal to $1.1125, subject to certain adjustments as described in the Warrant.

A Warrant holder will not have the right to exercise any portion of the Warrants to the extent that, after giving effect to such conversion, the holder would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion.

Series D Preferred Stock

On or prior to the first milestone closing, the Company will designate 50,000 shares of the Company’s authorized and unissued preferred stock as Series D Preferred Stock and establish the rights, preferences and privileges of the Series D Preferred Stock pursuant to the Certificate of Designations of Series D Preferred Stock (the “Certificate of Designations”), to be filed with the Secretary of State of the State of Delaware, as summarized below:

General. Each share of Series D Preferred Stock has an initial stated value (the “Stated Value”) of $1,000 per share, subject to appropriate adjustment in the event of stock splits, stock dividends, recapitalizations, or similar transaction with respect to the Series D Preferred Stock and, when issued, the Series D Preferred Stock will be fully paid and non-assessable.

Ranking. The Series D Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all Common Stock and any other class of securities of the Company that is specifically designated as junior to the Series D Preferred Stock, and ranks junior to the Company’s Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible
Preferred Stock, and any other class or series of any capital stock of the Company specifically ranking, by its terms, senior to the Series D Preferred Stock.

Dividends. The holders of Series D Preferred Stock will be entitled to a 10% per annum dividends per share on the sum of the Stated Value thereof plus all unpaid accrued and accumulated dividends thereon, payable in shares of Series D Preferred Stock or upon a liquidation or redemption of the Series D Preferred Stock in accordance with the relevant provisions of the Certificate of Designations. The Company may, at its option following notice to holders of Series D Preferred Stock, capitalize the dividend by increasing the Stated Value of each Preferred Share or elect a combination of the capitalized dividend and a payment in dividend shares.

Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or certain deemed liquidation events, the holders of the Series D Preferred Stock will be entitled to receive out of the Company’s assets, an amount equal to the aggregate Stated Value of all shares of Series D Preferred Stock held by such holder, plus all unpaid accrued and accumulated dividends on all such shares of Series D Preferred Stock (whether or not declared), before any distribution or payment shall be made to the holders of the Common Stock and any other class of securities that is specifically designated as junior to the Series D Preferred Stock, and if the Company’s assets shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of Series D Preferred Stock shall be ratably distributed among the holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Voting Rights. With some exceptions, the holders of Series D Preferred Stock are entitled to vote alongside holders of Common Stock on an as-converted basis on a 1:1 ratio as Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Company for their action; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to the Certificate of Designation. In any such vote, each holder of Series D Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series D Preferred Stock are convertible pursuant to the Certificate of Designation as of the record date of such vote or written consent (or as otherwise required by applicable law).

The Company shall not effect any conversion of Series D Preferred Stock, and a holder shall not have the right to convert, or to exercise any voting rights under, any shares of Series D Preferred Stock to the extent that, after giving effect to such issuance after conversion, or the exercise of such voting rights, the holder, together with certain affiliated parties, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance upon conversion (or of the number of votes with respect to matters subject to the vote of holders of Common Stock).

Conversion Rights

Conversion at Option of Holder. At any time from and after the first date of issuance of any Preferred Shares (the “Initial Issuance Date”), each holder of Series D Preferred Stock may convert all, or any part, of the outstanding Series D Preferred Stock held by such holder, along with the aggregate accrued or accumulated and unpaid dividends thereon, at any time at such holder’s option, into shares of the Common Stock, in accordance with the terms of the Certificate of Designation. The initial fixed conversion price shall be the lower of (a) $0.89 per share for Series D Preferred Stock, and or (b) the Daily VWAP (as defined in the Certificate of Designation) of the Common Stock over the five trading days immediately preceding the conversion date, subject to proportional adjustments in accordance with the Certificate of Designation.

Unless the Company obtains the approval of a sufficient amount of holders of the Company’s Common Stock to satisfy the shareholder approval requirements for such action as provided in the Nasdaq rules, the aggregate amount of Conversion Shares and Warrant Shares issuable pursuant to the Certificate of Designation and the Warrant, and the aggregate amount of “as-converted” votes exercisable pursuant to the Certificate of Designation, shall, in each case, not exceed the Exercise Cap (as defined below). “Exercise Cap” means 19.99% of the total issued and outstanding shares of Common Stock prior to signing the Purchase Agreement, subject to appropriate adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification, or similar transaction that proportionately decreases or increases the total issued and outstanding shares of Common Stock.

Pursuant to the Purchase Agreement, the Company agrees to use its reasonable efforts to obtain the necessary stockholder approval to issue all the Conversion Shares and Warrant Shares in compliance with the rules and regulations of the Nasdaq Stock Market.

Company Optional Redemption. At any time the Company shall have the right to redeem in cash all, but not less than all, the shares of Series D Preferred Stock then outstanding at a 110% redemption premium to the Conversion Amount (as defined in the Certificate of Designation).

Reservation Requirements. So long as any Series D Preferred Stock remains outstanding, the Company shall at all times reserve the number of Common Stock equal to the number of Common Stock then issuable upon conversion of the Series D Preferred Stock pursuant to the Certificate of Designations plus all remaining unpaid dividends payable on the Series D Preferred Stock.

The foregoing descriptions of each of the transaction documents described in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the complete text thereof, copies of which are filed as Exhibits to this Current Report and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 9, 2026, the Company issued an Original Issue Discount Senior Secured Convertible Debenture Due 2026, in the aggregate principal amount of $2,000,000.00 (the “Additional Note”), to an institutional investor ("Investor"), which is convertible into 3,365,871 shares of common stock of the Company calculated at a conversion price of $0.5942. The Additional Note was issued pursuant to the securities purchase agreement dated as of November 4, 2024 (the “Securities Purchase Agreement”) with certain investors including Investor, as previously described in the Company's Current Report on Form 8-K filed with the Securities Exchange Commission on November 5, 2024 (the “November 5 Form 8-K”). The Additional Note has the same terms as the Notes under the Securities Purchase Agreement as described in the November 5 Form 8-K and will mature on September 9, 2026 or such earlier date as is required or permitted to be repaid under such Additional Note.

The foregoing description of the transaction described in this Item 2.03 does not purport to be completed and is qualified in its entirety by reference to the complete text of the Additional Note, a copy of which was attached to the November 5 Form 8-K as Exhibit 10.3.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference. The issuance of the securities offered in the Preferred Offering pursuant to the Purchase Agreement will not be registered under the Securities Act in reliance on the exemption provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, or under any state securities laws. The Company relied on this exemption from registration in entering into the Purchase Agreement and the Company will rely upon this exemption from registration in issuing such securities based in part on representations made by Investor. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

The information set forth under Item 2.03 of this Current Report is incorporated herein by reference. The issuance of the Additional Note was not registered under the Securities Act in reliance on the exemption provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, or under any state securities laws.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 related to the Certificate of Designation and Exhibit 3.1 are incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 related to the Certificate of Designation and Exhibit 3.1 are incorporated by reference herein.

Item 8.01. Other Events

On February 9, 2026, the Company issued a press release announcing, among other things, the entry into the transactions described herein. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
3.1	Form of Certificate of Designations of Rights and Preferences of Series D Convertible Preferred Stock of Nauticus Robotics, Inc
4.1+	Form of Warrant
10.1*+	Securities Purchase Agreement, dated as of February 6, 2026, by and between Nauticus Robotics, Inc. and the investor party named therein.
10.2	Registration Rights Agreement, dated as of February 6, 2026, by and among Nauticus Robotics, Inc. and the investor party named therein.
10.3	Form of Original Issue Discount Senior Secured Convertible Debenture Due 2026 (incorporated by reference from Exhibit 10.3 of the Form 8-K of Nauticus Robotics, Inc., filed on November 5, 2024).
99.1	Press Release dated February 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*    Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.
+    Certain portions of this document that constitute confidential information have been redacted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2026	Nauticus Robotics, Inc.

	By:	/s/ John Symington
		Name:	John Symington
		Title:	General Counsel